Exhibit 10.8

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 7th day of July, 2021, by and among (a) SILICON VALLEY BANK (“Bank”) and (b) (i) PLASTIQ INC., a Delaware corporation (“Plastiq”), (ii) PLV INC., a Delaware corporation (“PLV,” and together with Plastiq, “U.S. Borrower”), and (iii) PLASTIQ CANADA INC., a corporation continued under the laws of the Province of British Columbia (“Canadian Borrower”) (hereinafter, Canadian Borrower and U.S. Borrower are jointly and severally, individually and collectively, referred to as “Borrower”), whose address is 360 9th Street, San Francisco, California 94103.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 8, 2021 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 8.2 (Covenant Default). Section 8.2(a) is amended in its entirety and replaced with the following:

“ (a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, 6.7, 6.8(b), 6.9, 6.10 or 6.13, or violates any covenant in Section 7 (provided, that, notwithstanding the foregoing, a violation of the covenants in 6.7 shall not, in and of itself, constitute an Event of Default with respect to the Term Loan Advances); or”

2.2 Section 13 (Definitions). The definition of “Permitted Liens” is amended by deleting subsection (m) in its entirety and inserting the following new subsection (m) in lieu thereof:

“ (m) subject to the execution of the Priority Agreement, a Lien in favor of Bank of Montreal in connection with Canadian Borrower’s deposit account ending 746 in an amount securing no more than Two Million Canadian Dollars (CDN $2,000,000.00) at any time.”

2.3 Section 13.1 (Definitions). The following new term and its definition is inserted to appear alphabetically in Section 13.1 of the Loan Agreement:

“ “Priority Agreement” means that certain Priority Agreement by and among (a) Bank, (b) BMO Bank of Montreal, and (c) Canadian Borrower dated as of July 7, 2021.”

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or material regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made, other than as contemplated by this Amendment; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Ratification of Perfection Certificates. Plastiq hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Plastiq dated as of February 8, 2021 (the “Plastiq Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Plastiq provided to Bank in said Perfection Certificate have not changed, as of the date hereof. PLV hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of PLV dated as of February 8, 2021 (the “PLV Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Plastiq provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Canadian Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Canadian Borrower dated as of February 8, 2021 (the “Canadian Borrower Perfection Certificate” and together with the Plastiq Perfection Certificate and PLV Perfection Certificate, the “Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Canadian Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Plastiq, PLV and Canadian Borrower each hereby agree that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be references to the Perfection Certificate, as defined herein.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of a duly executed Priority Agreement in form and substance acceptable to Bank in all respects, (c) a filed PPSA amendment revising the existing May 5, 2021 PPSA financing statement in form and substance acceptable to Bank in all respects, and (d) Borrower’s payment to Bank of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		PLASTIQ INC.

By:	/s/ Chris Vind	By:	/s/ Eliot Buchanan
Name:	Chris Vind	Name:	Eliot Buchanan
Title:	Director	Title:	President

PLV INC.

		By:	/s/ Eliot Buchanan
		Name:	Eliot Buchanan
		Title:	Secretary

PLASTIQ CANADA INC.

		By:	/s/ Eliot Buchanan
		Name:	Eliot Buchanan
		Title:	Director, President & Secretary